UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2007

LIBERTY STAR GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50071

(Commission File Number)

90-0175540

(IRS Employer Identification No.)

2766 N. Country Club Road, Tucson, Arizona 85716

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 520-731-8786

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On January 9, 2007, we entered into a public relations and communication services agreement with Equititrend Advisors, LLC. Pursuant to the agreement, Equititrend will provide our company with public relations, communications, advisory and consulting services for a twelve month period.

Item 3.02	Unregistered Sales of Equity Securities.

On January 16, 2007, in consideration for services provided, we issued 150,000 shares of common stock to one U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying on the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and upon Rule 506 of Regulation D of the Securities Act of 1933.

CW1022655.1

Item 9.01.	Financial Statements and Exhibits.
10.1	Public Relations and Communication Services Agreement dated January 9, 2007.
10.2	Shares for Service and Subscription Agreement dated January 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR GOLD CORP.

/s/ James Briscoe

James Briscoe, President

Date: January 16, 2007